SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           March 22, 2000
                                                 -----------------------------


                            MISSISSIPPI POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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  Mississippi                    0-6849                64-0205820
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 (State or other jurisdiction  (Commission File    (IRS Employer Identification
   of incorporation)             Number)                     No.)


            2992 West Beach, Gulfport, Mississippi                 39501
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           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code         (228) 864-1211
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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            On March 22, 2000, Mississippi Power Company (the "Company")
entered into an Underwriting Agreement covering the issue and sale of $100,000,000 aggregate principal amount of its Series C Floating Rate Senior Notes due March 28, 2002. Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-45069, 333-45069-01 and 333-45069-02) of the Company.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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           (c) Exhibits.
            1 Underwriting Agreementfor the purchase of $100,000,000 aggregate principal amount of Series
                        C Floating Rate Senior Notes due March 28, 2002, dated March 22, 2000, between the Company and Salomon Smith Barney Inc.

            4.2 Third Supplemental Indenture to Senior Note Indenture dated as of March 28, 2000, providing for the issuance of the Company's Series C Floating Rate Senior Notes due March 28, 2002.

            4.9         Form of Series C Floating Rate Senior Note (included in
                        Exhibit 4.2 above).

            12          Computation of ratio of earnings to fixed charges.

            23.2        Consent of Eaton and Cottrell, P.A.


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     March 28, 2000                      MISSISSIPPI POWER COMPANY


                                             By   /s/Wayne Boston
                                                  Wayne Boston
                                                 Assistant Secretary